UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2007

PACIFIC COAST NATIONAL BANCORP
(Exact name of registrant as specified in its charter)

California	333-118859	61-145-3556
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

905 Calle Amanecer, Suite 100
San Clemente, California 92673-6275
(Address of principal executive offices) (Zip Code)

(949) 361-4300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective April 16, 2007, Pacific Coast National Bancorp (the “Company”) engaged McGladrey & Pullen, LLP (“McGladrey”) as the Company’s principal accountants to audit the Company’s financial statements for the year ending December 31, 2007. McGladrey replaces Vavrinek, Trine, Day & Co., LLP (“VTD”), which had previously been engaged as the Company’s principal accountants, and who was dismissed effective April 16, 2007. The decision to change the Company’s principal accountants was approved by the Company’s Audit Committee on April 16, 2007.

The reports of VTD on the consolidated financial statements of the Company as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that VTD’s audit report on the consolidated financial statements of the Company as of and for the year ended December 31, 2006 contained a paragraph that stated that the Company adopted new accounting guidance which impacted the Company’s accounting for stock options. In connection with the audits for the fiscal years ended December 31, 2006 and 2005 and through the date hereof, there were no disagreements with VTD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of VTD, would have caused VTD to make reference to the subject matter of the disagreements in connection with its reports. Furthermore, there were no reportable events as described in paragraph (a)(iv)(B) of Item 304 of Regulation S-B with respect to the Company.

The Company provided VTD with a copy of this disclosure and requested that VTD furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether VTD agrees with the above statements; and, if not, stating the respects in which it does not agree. A copy of VTD’s letter dated April 19, 2007 is filed as Exhibit 16.1 to this Form 8-K.

The Audit Committee unanimously approved the appointment of McGladrey as the Company’s independent registered public accounting firm for the year ending December 31, 2007. During the fiscal years ended December 31, 2006 and 2005 and the subsequent interim period prior to the date of McGladrey’s appointment, neither the Company nor anyone on its behalf consulted with McGladrey regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph Item 304 of Regulation S-B) or a reportable event (as described in paragraph (a)(iv)(B) of Item 304 of Regulation S-B).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	16.1	Letter of Vavrinek, Trine, Day & Co., LLP to the Securities and Exchange Commission dated April 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PACIFIC COAST NATIONAL BANCORP

Dated: April 19, 2007	By:	/s/ Michael Hahn
Name: Michael Hahn Title: President

Index to Exhibits

Exhibit Number	Exhibit Title

16.1	Letter of Vavrinek, Trine, Day & Co., LLP to the Securities and Exchange Commission dated April 19, 2007.